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                          SUPPLEMENT TO PROXY STATEMENT
================================================================================



This supplement is furnished in connection with the solicitation of proxies made on behalf of the Board of Directors of Columbia Energy Group (the
"Corporation"), a Delaware corporation, to be used at the Annual Meeting of Stockholders to be held on May 19, 1999. The approximate date that this Supplement to Proxy Statement and the enclosed form of proxy are first being sent to stockholders is April 22, 1999.



                            SUPPLEMENTAL INFORMATION

In a letter dated April 18, 1999 to Consolidated Natural Gas Company ("Consolidated"), the Corporation proposed a negotiated business combination with Consolidated. If such proposal were accepted, a portion of the consideration to be paid to Consolidated's stockholders would be shares of common stock of the Corporation authorized pursuant to Proposal Three set forth in the proxy materials dated April 6, 1999. No assurance can be given that the Corporation's proposal to Consolidated will be accepted, and if not accepted, the proposal will expire on May 3, 1999. If the proposal is accepted, since more than twenty (20) percent of the shares of the Corporation's currently issued and outstanding common stock would be issued to Consolidated stockholders in the proposed business combination, the rules of the New York Stock Exchange would require a further stockholder approval by the Corporation's stockholders of the issuance of such shares. No such approval is being sought at this time. If the proposal to Consolidated were accepted and a merger agreement entered into, the Corporation's stockholders would receive a joint proxy statement/prospectus which would explain the material terms of the business combination, including pro forma financial information, in connection with a special meeting of the Corporation's stockholders seeking approval of the transaction.



                               VOTING INSTRUCTIONS

IF YOU HAVE ALREADY VOTED AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO TAKE ANY ADDITIONAL ACTION. You have the opportunity to vote by proxy card or by telephone by following the instructions on your proxy card. You received a proxy card with the Proxy Statement mailed on April 6, 1999, and another copy of the proxy card is enclosed with this Supplement to Proxy Statement. YOU NEED RETURN ONLY ONE OF THE PROXY CARDS (OR VOTE BY TELEPHONE) IF YOU HAVE NOT YET VOTED. The method in which you vote will not affect your right to vote in person should you decide to attend the Annual Meeting. Votes submitted by telephone must be received by 4:00 p.m. (EDT) on May 18, 1999. A stockholder signing and giving a proxy has the power to revoke it at any time before the exercise thereof.


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                             COLUMBIA ENERGY GROUP
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL PROPOSALS.

1. ELECTION OF DIRECTORS:

   Nominees: 01-Robert H. Beeby, 02-Malcolm T. Hopkins,
   03-William E. Lavery, and 04-Oliver G. Richard III

   For              Withhold                For All
   All              From All                Except
   / /                / /                     / /

   ____________________________________________________
   (Except nominees written above)


2. Selection of Arthur Andersen LLP as independent public accountants.

   For              Against                 Abstain
   / /                / /                     / /

3. Amendments to the Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 100 million to 200 million, and to decrease the par value of capital stock from $10 to $.01 per share.

   For              Against                 Abstain
   / /                / /                     / /

4. Amendments to the Columbia Energy Group Long-Term Incentive Plan.

   For              Against                 Abstain
   / /                / /                     / /

The Proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.


                                      Dated: _____________________________, 1999

Signature(s)____________________________________________________________________

________________________________________________________________________________
If you receive more than one proxy card, please vote, sign and return all cards in the enclosed envelopes (unless you are voting by telephone). Executors, administrators, trustees, etc., should give full title. For joint accounts, each joint owner should sign. Corporations should sign full corporate name by duly authorized officer with the signature attested by Corporate Secretary.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

CONTROL NUMBER
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                   NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE!
      QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

TO VOTE BY PHONE

Call toll free 1-888-514-8709 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Enter the 6-digit CONTROL NUMBER located above.

Option #1: To vote as the Board of Directors recommends on ALL proposals:
           Press 1

           When asked, please confirm your vote by pressing 1

Option #2: If you choose to vote on each proposal separately, press 0 and follow the simple recorded instructions.



TO COLUMBIA ENERGY GROUP STOCKHOLDERS:

Columbia's Annual Meeting of Stockholders will be held at 9:00 a.m.
(CDT) on Wednesday, May 19, 1999 at the Windsor Court Hotel,
300 Gravier Street, New Orleans, Louisiana.

Attached is your proxy card. Please read both sides and then mark, sign and date it. Please detach and return the card promptly in the enclosed business reply envelope. No postage is required if it is mailed in the United States. Or if you prefer to vote by telephone, follow the instructions in the box above; telephone voters need not return the proxy card.

Thank you for voting on these very important proxy issues.

Carolyn McKinney Afshar
Secretary
Columbia Energy Group

[COLUMBIA ENERGY GROUP LOGO]

________________________________________________________________________________
                        Return to Columbia Energy Group,
                       c/o Harris Trust and Savings Bank,
                     P.O. Box 7051, Rockford, IL 61125-9945

4473 -- COLUMBIA ENERGY
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PROXY                                                                      PROXY

                             COLUMBIA ENERGY GROUP
             PROXY FOR MAY 19, 1999 ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Karen L. Hendricks, William E. Lavery and Oliver G. Richard III and any of them, Proxies, with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of Columbia Energy Group, to be held at the Windsor Court Hotel on May 19, 1999, at 9:00 a.m. (CDT) and at any adjournment thereof or on any business that may properly come before the meeting.

         The shares represented hereby will be voted in accordance with the specifications on the reverse side of this card. WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS PROXY FOR ALL NOMINEES FOR ELECTION AS DIRECTORS; FOR ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS; FOR THE AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION; FOR THE AMENDMENTS TO THE COLUMBIA ENERGY GROUP 1996 LONG-TERM INCENTIVE PLAN; AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE

  PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY USING THE ENCLOSED
     ENVELOPE OR FOLLOW THE TELEPHONE INSTRUCTIONS IF VOTING BY TELEPHONE

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4473 -- COLUMBIA ENERGY
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                             COLUMBIA ENERGY GROUP

     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL PROPOSALS.

1. ELECTION OF DIRECTORS:
   Nominees: 01-Robert H. Beeby, 02-Malcolm T. Hopkins,
   03-William E. Lavery, and 04-Oliver G. Richard III

          For            Withhold            For All
          All            From All            Except
          / /              / /                 / /


-----------------------------------------------
(Except nominees written above)

2. Selection of Arthur Andersen LLP as independent public accountants.

               For         Against        Abstain
               / /           / /           / /

3. Amendments to the Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 100 million to 200 million, and to decrease the par value of capital stock from $10 to $.01 per share.

               For         Against        Abstain
               / /           / /           / /


4. Amendments to the Columbia Energy Group Long-Term Incentive Plan.

               For         Against        Abstain
               / /           / /           / /

The Proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.



                                      Dated:                          , 1999
                                            --------------------------
Signature(s)
            ----------------------------------------------------------

----------------------------------------------------------------------

If you receive more than one proxy card, please vote, sign and return all cards in the enclosed envelopes (unless you are voting by telephone). Executors, administrators, trustees, etc., should give full title. For joint accounts, each joint owner should sign. Corporations should sign full corporate name by duly authorized officer with the signature attested by Corporate Secretary.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

CONTROL NUMBER
[            ]

                   NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE!
      QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK


TO VOTE BY PHONE      Call toll free 1-888-514-5437 in the United States or
                      Canada any time on a touch tone telephone. There is NO
                      CHARGE to you for the call.

                      Enter the 6-digit CONTROL NUMBER located above.

                      Option #1: To vote as the Board of Directors recommends on ALL proposals: Press 1

                      When asked, please confirm your vote by pressing 1

                      Option #2: If you choose to vote on each proposal separately, press 0 and follow the simple recorded instructions.

TO COLUMBIA ENERGY GROUP STOCKHOLDERS:

Columbia's Annual Meeting of Stockholders will be held at 9:00 a.m.
(CDT) on Wednesday, May 19, 1999 at the Windsor Court Hotel,
300 Gravier Street, New Orleans, Louisiana.

Attached is your proxy card. Please read both sides and then mark, sign and date it. Please detach and return the card promptly in the enclosed business reply envelope. No postage is required if it is mailed in the United States. Or if you prefer to vote by telephone, follow the instructions in the box above; telephone voters need not return the proxy card.

Thank you for voting on these very important proxy issues.

Carolyn McKinney Afshar
Secretary
Columbia Energy Group

--------------------------------------------------------------------------------
                        Return to Columbia Energy Group,
                       c/o Harris Trust and Savings Bank,
                     P.O. Box 7051, Rockford, IL 61125-9945


4474 -- COLUMBIA ENERGY (ESOP)

                        CONFIDENTIAL VOTING INSTRUCTIONS

TO: FIDELITY MANAGEMENT TRUST COMPANY, N.A., TRUSTEE UNDER EMPLOYEES'
    THRIFT PLAN OF COLUMBIA ENERGY GROUP

             PROXY FOR MAY 19, 1999 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Fidelity Management Trust Company is hereby instructed to vote the equivalent number of shares of common stock of Columbia Energy Group represented by my units, as indicated on the reverse side of this card, in the Columbia Energy Group Stock Fund of the Employees' Thrift Plan at the Annual Meeting of Stockholders of Columbia Energy Group to be held at the Windsor Court Hotel, New Orleans, Louisiana, on May 19, 1999, at 9:00 a.m. (CDT) and at any adjournment thereof.

EVERY PROPERLY SIGNED VOTING INSTRUCTIONS FORM WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE OF THIS CARD. IF NOT OTHERWISE SPECIFIED, THIS VOTING INSTRUCTIONS FORM WILL BE VOTED FOR ALL NOMINEES FOR ELECTION AS DIRECTORS; FOR ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS; FOR THE AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION; FOR THE AMENDMENTS TO THE COLUMBIA ENERGY GROUP 1996 LONG-TERM INCENTIVE PLAN; AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE

  PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY USING THE ENCLOSED
                      ENVELOPE UNLESS VOTING BY TELEPHONE.


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4474 COLUMBIA ENERGY (ESOP)